CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Amended Registration Statement of Freedom Resources Enterprises, Inc. (the "Company") on Form 10-SB as filed with the Securities and Exchange Commission on the date hereof, I, Neil Christiansen, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     (1)  The  Registration  Statement  fully  complies with the requirements of section  13(a)  or  15(d)  of  the  Securities  Exchange  Act  of  1934;  and

     (2) The information contained in the Registration Statement fairly presents, in all material respects, the financial condition and result of operations of the Company.




                         /s/ Neil  Christiansen
                         ------------------------
                         Chief  Executive  Officer
                         October  23,  2002